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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 29, 1998

                          CAPSTAR COMMUNICATIONS, INC.
           (Exact name of registrants as specified in their charters)

            DELAWARE                     000-22486               13-3649750
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


     600 CONGRESS AVENUE, SUITE 1400
             AUSTIN, TEXAS                                           78701
(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code:       (512) 340-7800

                                 NOT APPLICABLE
         (former name and former address, if changed since last report)



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

      The Company has determined that the financial statements are not required to be filed.

(b)   PRO FORMA FINANCIAL INFORMATION

      The Company has determined that the proforma financial information is not required to be filed.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                         CAPSTAR COMMUNICATION, INC.
                                         (Registrant)


                                         By: /s/ PAUL D. STONE
                                            --------------------------------
                                         Name:   Paul D. Stone
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                                         Title:  Executive Vice President
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Date:   August 12, 1998